Personnel costs	12 Months Ended
Dec. 31, 2019
Employee Benefits [Abstract]
Personnel costs	Personnel costs
Total personnel costs include the following items:

(€ million)	2019	2018	2017	(a)
Salaries	6,590	6,547	6,592
Social security charges (including defined-contribution pension plans)	1,949	1,954	1,977
Stock options and other share-based payment expense	252	282	258
Defined-benefit pension plans	119	261	275
Other employee benefits	229	225	219
Total	9,139	9,269	9,321

(a)	Excluding personnel costs for the Animal Health business (immaterial amount in 2017).

The total number of registered employees (excluding those of the Animal Health business) was 100,409 as of December 31, 2019, compared with 104,226 as of December 31, 2018 and 106,566 as of December 31, 2017.